Exhibit 10.27
EXECUTION COPY
REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into on July 3, 2007, to be effective as of June 11, 2007, by and among XA, Inc., a Nevada corporation (the “Company”), the Holder of the Notes and Warrants issued by the Company pursuant to a Securities Purchase Agreement, dated as of the effective date hereof, by and among the Investor and the Company (the “SPA”).

The Underlying Shares and the Prior Underlying Shares held by the Investor (and any Holder that is a permitted assignee of the Investor) shall have the registration rights as set forth herein.

This Agreement replaces and supersedes the prior Registration Rights Agreement entered into between the Investor and the Company dated on or around June 11, 2007.

The Company and the Investor hereby agree as follows (for the avoidance of doubt, the Investors other than the Investor (each as defined herein) are subject to other Registration Rights Agreements):

1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the SPA shall have the meanings given such terms in the SPA. As used in this Agreement, the following terms shall have the following meanings:

“Additional Effectiveness Date” shall have the meaning set forth in Section 2(b).

“Additional Filing Date” shall have the meaning set forth in Section 2(b).

“Additional Notice” shall have the meaning set forth in Section 2(b).

“Additional Registration Statement” shall mean any Registration Statement necessary to register shares of the Registrable Securities which at any time after the Initial Effectiveness Date and for any reason are not covered by an effective Registration Statement.

“Closing Date” shall mean June 11, 2007.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the Company’s common stock par value $0.001 per share.

“Conversion Shares” means all shares of Common Stock issuable upon conversion of the Notes.

“Effectiveness Period” shall mean from the date hereof until the earlier to occur of the date when all Registrable Securities covered by a Registration Statement either (a) have been sold pursuant to a Registration Statement or an exemption from the registration requirements of the Securities Act, and (b) pursuant to a written opinion of Company counsel acceptable to the Company’s transfer agent and the legal counsel for the Holders, may be sold pursuant to Rule 144(k).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities (including any permitted assignee).

“Indemnified Party” shall have the meaning set forth in Section 5.

“Indemnifying Party” shall have the meaning set forth in Section 5.

“Investor” shall mean Paul M. Higbee.

“Investors” shall mean, collectively, (i) the Investor, and (ii) the other investors in the offering the Notes and Warrants issued pursuant to the Purchase Agreements.

“Losses” shall have the meaning set forth in Section 5(a).

“Initial Effectiveness Date” means, with respect to the Initial Registration Statement required to be filed pursuant to Section 2(a) of this Agreement.

“Initial Filing Date” shall have the meaning set forth in Section 2(a).

“Initial Registration Date” shall mean the date that is one hundred and eighty (180) days from the date hereof; provided that, in the event that a Private Offering has been consummated during such 180 day period, such date shall refer to the date of the closing of such Private Offering.

“Initial Registration Statement” shall have the meaning set forth in Section 2(a).

“Notes” means the Senior Secured Convertible Promissory Notes issued pursuant the Purchase Agreements between the Company and the applicable Investors.

“Pari Passu Registration Rights Holders” shall have the meaning set forth in Section 2(f).

“Person” shall mean an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Prior Closings” shall mean the August 8, 2006, September 26, 2006, and October 23, 2006 closing of the sale of an aggregate of $2,700,000 in 11% Senior Subordinated Secured Convertible Promissory Notes by the Company.

“Private Offering” shall mean a private placement of the Company’s securities in which the Company receives gross proceeds of no less than three million dollars ($3,000,000).

“Private Offering Investors” shall mean each of the purchasers of securities of the Company in a Private Offering.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Conversion Registrable Securities or Exchange Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Purchase Agreements” shall mean those certain Securities Purchase Agreements, dated on or around the date hereof (including the SPA).

“Registrable Securities” means (i) the Underlying Shares and the Prior Underlying Shares, in each case, held by the Investor (and any Holder that is a permitted assignee of the Investor.

“Registration Statement” means any registration statement required to be filed hereunder (which, at the Company’s option, may be an existing registration statement of the Company previously filed with the Commission, but not declared effective), including (in each case) the Prospectus, amendments and supplements to the registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in the registration statement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar Rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar Rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended.

“Trading Day” means (a) a day on which the Common Stock is traded on a Trading Market, or (b) if the Common Stock is not quoted on a Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting price); provided, that in the event that the Common Stock is not listed or quoted as set forth in (a), and (b) hereof, then Trading Day shall mean a Business Day;

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the OTC Bulletin Board, the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market.

“Underlying Shares” means collectively, all Conversion Shares and the Warrant Shares.

“Warrant Shares” means all shares of Common Stock issuable upon exercise of the Warrants.

“Warrants” means the Common Stock purchase warrants issued pursuant to the Purchase Agreements between the Company and the applicable Investors.

2. Registration.

(a) Initial Registration. No later than forty-five (45) days from the Initial Registration Date (the “Initial Filing Date”) the Company shall file with the Commission a Registration Statement (the “Initial Registration Statement”), covering the resale of all of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Initial Registration Statement required hereunder shall be on Form S-1, Form SB-2 or Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-1, Form SB-2 or Form S-3, in which case the Initial Registration Statement shall be on another appropriate form in accordance herewith). The Initial Registration Statement required hereunder shall contain the Plan of Distribution, attached hereto as Annex A (which may be modified to respond to comments, if any, received by the Commission). The Company shall cause the Initial Registration Statement to become effective, no later than ninety (90) days after the Initial Filing Date (the “Initial Effectiveness Date”) and remain effective as provided herein. The Company shall use its best efforts to cause the Initial Registration Statement to be declared effective under the Securities Act and shall use its best efforts to keep the Initial Registration Statement continuously effective under the Securities Act until the expiration of the Effectiveness Period.

(b) Additional Registration.

(i) If at any time and for any reason, an Additional Registration Statement is required to be filed because at such time the actual number of shares of Registrable Securities exceeds the number of shares of Registrable Securities remaining under the Initial Registration Statement, the Company shall have thirty (30) days to file such Additional Registration Statement, and the Company shall use its best efforts to cause such Additional Registration Statement to be declared effective by the Commission as soon as possible, but in no event later than ninety (90) days after filing (the “Additional Effectiveness Date”).

(ii) Notwithstanding anything to the contrary set forth in this Section 2, in the event that the Commission does not permit the Company to register all of the Registrable Securities in the Initial Registration Statement because of the Commission’s application of Rule 415, the Company shall use its best efforts to file Additional Registration Statements to register the Registrable Securities that were not registered in the Initial Registration Statement as promptly as possible and in a manner permitted by the Commission. For purposes of this Section 2(b)(ii), “Additional Filing Date” means with respect to each Additional Registration Statement filed pursuant hereto, the later of (i) sixty (60) days following the sale of substantially all of the Registrable Securities included in the Initial Registration Statement or any Additional Registration Statement and (ii) six (6) months following the effective date of the Initial Registration Statement or any Additional Registration Statement, as applicable, or such earlier date as permitted by the Commission.

(iii) Each Additional Registration Statement required under this Section 2(b) shall contain the Plan of Distribution, attached hereto as Annex A (which may be modified to respond to comments, if any, received by the Commission). The Company shall keep the Additional Registration Statement continuously effective under the Securities Act until the expiration of the Effectiveness Period.

(c) Filing Default Damages. If an Initial Registration Statement or Additional Registration Statement (as the case may be) is not filed on or prior to the Additional Filing Date or Initial Filing Date (as the case may be), then the Company shall pay to the Holders of the Registrable Securities, for each thirty (30) day period (or pro rata portion thereof) of such failure and until the date an Initial Registration Statement or Additional Registration Statement (as the case may be) is filed and/or the Registrable Securities may be sold pursuant to Rule 144(k), as the case may be, as partial liquidated damages and not as a penalty, an amount in cash equal to two (2%) percent of the aggregate gross proceeds paid by the Holders for the Notes. If the Company fails to pay any partial liquidated damages pursuant to this Section 2 in full within five (5) days of the date payable, the Company shall pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holders, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full.

(d) Effectiveness, Etc. Default Damages. If an Initial Registration Statement or Additional Registration Statement (as the case may be) is not declared effective by the Commission on or prior to the Initial Effectiveness Date or the Additional Effectiveness Date (as the case may be), or the Commission declared any such Registration Statement effective, but the Holders of Registrable Securities cannot sell such Registrable Securities thereunder, for any reason or no reason, then the Company shall pay to the Holder, for each thirty (30) day period until the Registration Statement is declared effective (or the Holders of Registrable Securities can sell thereunder, as the case may be), an amount in cash equal to two (2%) percent of the aggregate gross proceeds paid by the Holders for the Notes in the Financing. Notwithstanding anything to the contrary set forth herein, in the event the Commission does not permit all of the Registrable Securities to be included in the Initial Registration Statement (or any subsequent Additional Registration Statements) because of its application of Rule 415, no liquidated damages shall be payable pursuant to this Section 2(d) shall be payable by the Company to the extent that such delay shall be attributable to the Commission’s application of Rule 415.

(e) Piggyback Registrations. If, at any time following the date hereof, there is not an effective Registration Statement covering the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Holder a written notice of such determination at least twenty (20) days prior to the filing of any such registration statement and shall automatically include in such registration statement all Registrable Securities; provided, however, that (i) if, at any time after giving written notice of is intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company determines for any reason not to proceed with such registration, the Company will be relieved of its obligation to register any Registrable Securities in connection with such registration, and (ii) in case of a determination by the Company to delay registration of its securities, the Company will be permitted to delay the registration of Registrable Securities for the same period as the delay in registering such other securities.

(f) Ranking of Registration Rights. For the avoidance of doubt, the registration rights relating to (i) the Underlying Shares and the Prior Underlying Shares, (ii) those shares of Common Stock underlying the securities held by (x) the Private Offering Investors (if any) and (y) Mastodon Ventures, Inc. or its permitted assigns (collectively, the “Pari Passu Registrable Securities”), shall rank pari passu to each other, to the extent that the Company has granted registration rights applicable to such securities (the holders of such securities, from time to time, the “Pari Passu Registration Rights Holders”). In the event that the Commission does not permit all of the Pari Passu Registrable Securities to be included in the Initial Registration Statement or any subsequent Additional Registration Statements because of its application of Rule 415, the Pari Passu Registration Rights Holders shall allocate amongst themselves the shares of Common Stock that are permitted to be so registered, pro rata, in accordance with the total number of Pari Passu Registrable Securities held by each such holder, as a percentage of the aggregate shares held by all such holders. However, neither the Company nor any of its other security holders (other than the Pari Passu Registration Rights Holders) may include securities of the Company in the Initial Registration Statement or any Additional Registration Statements, and the Company shall not after the date hereof enter into any agreement providing such right to any of its security holders (except to the Private Offering Investors), unless the right so granted is subject in all respects to the prior rights in full of the Pari Passu Registration Rights Holders set forth herein, and is not otherwise in conflict with such rights.

3. Registration Procedures. In connection with the Company’s registration obligations hereunder, and during the Effectiveness Period, the Company shall:

(a) Not less than five (5) business days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall furnish to Holders, a draft of the Registration Statement, or any related Prospectus or any amendment or supplement thereto.

(b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; and (iii) respond to any comments received from the Commission with respect to the Registration Statement or any amendment thereto.

(c) Notify as promptly as reasonably possible, but no later than three (3) business days, each Holder of Registrable Securities included in the Registration Statement: (i) (A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement has been filed; (B) when the Commission notifies the Company whether there will be a “review” of the Registration Statement and whenever the Commission comments in writing on the Registration Statement; and (C) when the Registration Statement or any post-effective amendment has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in the Registration Statement ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(e) Promptly deliver to each Holder no later than three (3) business days after the Effectiveness Date, without charge, two (2) copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto (and, upon the request of the Holder such additional copies as such Persons may reasonably request in connection with resales by the Holder of Registrable Securities). The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by the Holder in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3.

(f) Prior to any resale of Registrable Securities by a Holder, use its best efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(g) Upon the occurrence of any event contemplated by Section 3(c)(v), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(h) Use its best efforts to comply with all applicable rules and regulations of the Commission relating to the registration of the Registrable Securities pursuant to the Registration Statement or otherwise.

(i) The Company agrees that the Selling Shareholder Questionnaire attached hereto as Exhibit A satisfies all of the information required to be provided by each Holder in connection with the Registration Statement. The Company shall not be required to include any Holder that does not complete, date and execute a Selling Shareholder Questionnaire.

(j) The Company shall either (a) cause all the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (b) secure designation and quotation of all the Registrable Securities covered by the Registration Statement on the Nasdaq National Market or the Nasdaq SmallCap Market, or, (c) if the Company is unsuccessful in satisfying the preceding clauses (a) or (b), the Company shall secure the inclusion for quotation all the Registrable Securities covered by the Registration Statement on The American Stock Exchange, Inc. or if it is unable to do so, on the NASD Bulletin Board and, without limiting the generality of the foregoing, to arrange for at least two (2) market makers to register with the National Association of Securities Dealers, Inc. (“NASD”) as such with respect to such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(j).

(k) The Company covenants that it shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder so long as the Holder owns any Registrable Securities, but in no event longer than two (2) years; provided, however, the Company may delay any such filing but only pursuant to Rule 12b-25 under the Exchange Act, and the Company shall take such further reasonable action as the Holder may reasonably request (including, without limitation, promptly obtaining any required legal opinions from Company counsel necessary to effect the sale of Registrable Securities under Rule 144 and paying the related fees and expenses of such counsel), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

4. Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to the Registration Statement, other than fees and expenses of counsel or any other advisor retained by the Holders and discounts and commissions with respect to the sale of any Registrable Securities by the Holders. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the Trading Market on which the Common Stock is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, (vi) fees and disbursements in the amount of $20,000 to counsel to the Investor, Sadis & Goldberg LLP; and (vii) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement.

5. Indemnification.

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless the Holder, the officers, directors, agents and employees of it, each Person who controls the Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (including the cost (including without limitation, reasonable attorneys’ fees) and expenses relating to an Indemnified Party’s actions to enforce the provisions of this Section 5) (collectively, “Losses”), as incurred, to the extent arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished (or in the case of an omission, not furnished) in writing to the Company by or on behalf of such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose), (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of notice that such event is no longer applicable, or (3) the failure of the Holder to deliver a prospectus prior to the confirmation of a sale. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

(b) Indemnification by Holder. The Holder shall indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based upon: (x) the Holder’s failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished (or in the case of an omission, not furnished) in writing by or on behalf of such Holder to the Company specifically for inclusion in the Registration Statement or such Prospectus or (ii) to the extent that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished (or in the case of an omission, not furnished) in writing to the Company by or on behalf of such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities, such Prospectus or such form of Prospectus or in any amendment or supplement thereto, or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of notice that such event is no longer applicable, or (3) the failure of the Holder to deliver a Prospectus prior to the confirmation of a sale. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the subscription amount paid by the Holder in the SPA (or other purchase agreement to which the Holder acquired securities convertible or exercisable into the Registrable Securities).

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that such failure shall have materially prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of one separate counsel for all Indemnified Parties in any matters related on a factual basis shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding affected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Trading Days of written notice thereof to the Indemnifying Party; provided that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is not entitled to indemnification hereunder, determined based upon the relative faults of the parties.

(d) Contribution. If a claim for indemnification under Section 5(a) or Section 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

(e) Rule 144. As long as any Holder owns any Notes, Warrants or Registrable Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act. As long as any Holder owns any Notes, Warrants or Registrable Securities, if the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to the Holders and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such person to sell Conversion Shares and Warrant Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including providing any legal opinions relating to such sale pursuant to Rule 144, if such person is deemed by the Company’s counsel to be in compliance with the rules and regulations set forth in Rule 144. Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.
6. Miscellaneous.

(a) Compliance. The Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

(b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and each Holder of the then outstanding Registrable Securities. No consideration shall be offered or paid to any Holders of the Registrable Securities to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents or Holders of the Registrable Securities, as the case may be. The Company has not, directly or indirectly, made any agreements with any Investors relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents. Without limiting the foregoing, the Company confirms that, except as set forth in this Agreement, no Purchaser has made any commitment or promise or has any other obligation to provide any financing to the Company or otherwise.

(c) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the Trading Day following the date of delivery to the courier service, if sent by nationally recognized overnight courier service, (ii) the third Trading Day following the date of mailing, if sent by first-class, registered or certified mail, postage prepaid, (iii) the Trading Day following transmission by electronic mail with receipt confirmed or acknowledged, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be delivered and addressed as set forth in the SPA (or other purchase agreement to which the Holder acquired securities convertible or exercisable into the Registrable Securities) or to such other address as shall be designated in writing from time to time by a party hereto.

(d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of the Holder.

(e) Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(f) Governing Law. This Agreement shall be governed by and construed exclusively in accordance with the internal laws of the State of New York without regard to the conflicts of laws principles thereof. The parties hereto hereby irrevocably agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Agreement, shall be brought solely in a federal or state court located in the City, County and State of New York. By its execution hereof, the parties hereby covenant and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the City, County and State of New York and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in New York City. The parties hereto waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of in personam jurisdiction with respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other party hereto of its reasonable counsel fees and disbursements.

(g) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(i) Independent Nature of Investors. The Company acknowledges that the obligations of each Investor under the Transaction Documents are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under the Transaction Documents. The Company acknowledges that the decision of each Investor to purchase securities pursuant to the SPA (or other purchase agreement to which the Holder acquired securities convertible or exercisable into the Registrable Securities) has been made by such Investor independently of any other Investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of its subsidiaries which may have made or given by any other Investor or by any agent or employee of any other Investor, and no Investor or any of its agents or employees shall have any liability to any Investor (or any other person) relating to or arising from any such information, materials, statements or opinions. The Company acknowledges that nothing contained herein, or in any Transaction Document, and no action taken by any Investor pursuant hereto or thereto (including, but not limited to, the (i) inclusion of a Investor in a Registration Statement and (ii) review by, and consent to, such Registration Statement by a Investor) shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. The Company acknowledges that each Investor shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that for reasons of administrative convenience only, the Transaction Documents have been prepared by counsel for one of the Investors and such counsel does not represent all of the Investors. The Company acknowledges that it has elected to provide all Investors with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Investors. The Company acknowledges that such procedure with respect to the Transaction Documents in no way creates a presumption that the Investors are in any way acting in concert or as a group with respect to the Transaction Documents or the transactions contemplated hereby or thereby.

(j) This Agreement Supersedes All Prior Agreements Between Parties. Each of the Company and the Investor agree that this Agreement supersedes in its entirety all of the terms and provisions of any prior agreements between such parties concerning the registration rights and the like pertaining to the Prior Underlying Shares. The Company and Investor further agree that this Agreement amends, restates, replaces and supersedes in its entirety that certain Registration Rights Agreement entered into on or about June 11, 2007, executed by the Company and the Investor relating to the subject matter hereof.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of July 3, 2007, to be effective as of the date first written above.

XA, INC.

By: Joseph Wagner
Name: Joseph Wagner
Title: President

Paul M. Higbee /s/ Paul M. Higbee Address: 175 Einsley Ct. Ridgewood, NJ 07540 Facsimile Number: 212-842-1540

ANNEX A

Plan of Distribution

The Selling Stockholders and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The Selling Stockholders may use any one or more of the following methods when selling shares:

•	ordinary brokerage transactions and transactions in which the broker/dealer solicits purchasers;
•	block trades in which the broker/dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;
•	purchases by a broker/dealer as principal and resale by the broker/dealer for its account;
•	an exchange distribution in accordance with the Rules of the applicable exchange;
•	privately negotiated transactions;
•	settlement of short sales;
•	broker/dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;
•	a combination of any such methods of sale; and
•	any other method permitted pursuant to applicable law.

The Selling Stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

Broker/dealers engaged by the Selling Stockholders may arrange for other brokers/dealers to participate in sales. Broker/dealers may receive commissions from the Selling Stockholders (or, if any broker/dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The Selling Stockholders do not expect these commissions to exceed what is customary in the types of transactions involved.

The Selling Stockholders may from time to time pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of Selling Stockholders to include the pledgee, transferee or other successors in interest as Selling Stockholders under this prospectus.

The Selling Stockholders and any broker/dealers or agents that are involved in selling the shares may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker/dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions under the Securities Act. The Selling Stockholders have informed the Company that it does not have any agreement or understanding, directly or indirectly, with any person to distribute the Common Stock.

The Company is required to pay all fees and expenses incident to the registration of the shares. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

EXHIBIT A

SELLING STOCKHOLDER QUESTIONNAIRE
XA, Inc.
875 North Michigan Avenue, Suite 2626
Chicago, Illinois 60611

Ladies and Gentlemen:
I acknowledge that I am a holder of securities of XA, Inc. (the “Company”). I understand that I will be named as a selling stockholder in the prospectus that forms a part of the registration statement on Form S-1 (or other applicable form) that the Company will file with the Securities and Exchange Commission to register under the Securities Act of 1933, as amended, the securities I expect to sell. The Company will use the information that I provide in this Questionnaire to ensure the accuracy of the registration statement and the prospectus.

Please answer every question. If the answer to any question is “none” or “not applicable,” please so state.

1. Name. Type or print your name exactly as it should appear in the Registration Statement.

______________________________________________________

2. Manner of Ownership of Shares:

Individual _______	Community Property ________	Tenants in Common _______

Joint Tenants with Rights of Survivorship ________		Corporate ________

Partnership ______	Trust ________	Other ___________________________

3.	Contact Information. Provide the address, telephone number and fax number where you can be reached during business hours.

Address:______________________________________________________

Phone:______________________________________________________

Fax::______________________________________________________

4.
Relationship with the Company. Describe the nature of any position, office or other material relationship you have had with the Company during the past three years.

______________________________________________________

______________________________________________________

5.	Organizational Structure. Please indicate or (if applicable) describe how you are organized.

(a) Are you a natural person? (if so, please mark the box and skip to Question 5)	☐ Yes ☐ No
(b) Are you a reporting company under the 1934 Act? (if so, please mark the box and skip to Question 5)	☐ Yes ☐ No
Are you a majority-owned subsidiary of a reporting company under the 1934 Act? (if so, please mark the box and skip to Question 5)	☐ Yes ☐ No
(d) Are you a registered investment fund under the 1940 Act? (if so, please mark the box and skip to Question 5)	☐ Yes ☐ No

If you have answered ““no”” to all of the foregoing questions, please describe: (i) the exact legal description of your entity (e.g., corporation, partnership, limited liability company, etc.); (ii) whether the legal entity so described is managed by another entity and the exact legal description of such entity (repeat this step until the last entity described is managed by a person or persons, each of whom is described in any one of (a) through (d) above), (iii) the names of each person or persons having voting and investment control over the Company’’s securities that the entity owns (e.g., director(s), general partner(s), managing member(s), etc.).
Legal Description of Entity:
Name of Entity(ies) Managing Such Entity (if any):

Name of Entity(ies) Managing such Entity(ies) (if any):

• Name(s) of Natural Persons Having Voting or Investment

Control Over the Shares Held by such Entity(ies):

6.
Ownership of the Company’s Securities. This question covers your beneficial ownership of the Company’s securities. Please consult the Appendix A to this Questionnaire for information as to the meaning of “beneficial ownership.” State the number of shares of the Company’s common stock that you beneficially owned as of the date this Questionnaire is signed:

No. of Shares of Stock

7.
Acquisition of Shares. Please describe below the manner in which you acquired your shares of Common Stock of the Company including, but not limited to, the date, the name and address of the seller(s), the purchase price and pursuant to which documents (the “Acquisition Documents”). Please forward such documents used to acquire your shares as provided below.

8.
Plan of Distribution. I have reviewed the proposed “Plan of Distribution” attached to this Registration Rights Agreement as Annex A, and agree that the statements contained therein reflect my intended method(s) of distribution or, to the extent these statements are inaccurate or incomplete, I have communicated in writing to one of the parties listed above my signature to any changes to the proposed “Plan of Distribution” that are required to make these statements accurate and complete. ☐ (Please check the box if you have made any changes to Appendix B)

9.
Reliance on Responses. I acknowledge and agree that the Company and its legal counsel shall be entitled to rely on my responses in this Questionnaire in all matters pertaining to the registration statement and the sale of any shares of common stock of the Company pursuant to the registration statement.

10.
NASD. The National Association of Securities Dealers, Inc. (“NASD”) may request, in connection with their review of the Registration Statement and Prospectus under the Securities Act of 1933, as amended, that the Company inform them of the names of all persons who purchased securities from the Company, together with any affiliations with the NASD of such purchasers. In order to aid the Company in responding to such request, the undersigned furnishes the following information:

PART A: DETERMINATION OF RESTRICTED PERSON STATUS:
Please check all appropriate categories.
The undersigned is:

___	(i)	a broker-dealer;

___	(ii)	an officer, director, general partner, associated person[1] or employee of a broker-dealer (other than a limited business broker-dealer)[2];
___	(iii)	an agent of a broker-dealer (other than a limited business broker-dealer) that is engaged in the investment banking or securities business;

___	(iv)
an immediate family member[3] of a person described in (ii) or (iii) above. Under certain circumstances, if the undersigned checks this category, he/she/it may be able to participate in New Issue investments. The Company may request additional information in order to determine the eligibility of the undersigned under this Restricted Person category;

___	(v)	a finder or any person acting in a fiduciary capacity to a managing underwriter, including, but not limited to, attorneys, accountants and financial consultants;

___	(vi)
a person who has authority to buy or sell securities for a bank, savings and loan institution, insurance company, investment company, investment advisor or collective investment account[4] (including a private investment vehicle such as a hedge fund or an offshore fund);

	(vii)	an immediate family member of a person described in (v) or (vi) above who materially supports[5], or receives material support from, the undersigned;

(viii)
a person listed or required to be listed in Schedule A, B or C of a Form BD (other than with respect to a limited business broker-dealer), except persons whose listing on Schedule A, B or C is related to a person identified by an ownership code of less than 10% on Schedule A;

1 A person “associated with” a broker-dealer includes any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by a broker-dealer, any partner, director, officer or sole proprietor of a broker-dealer.

2  A limited business broker-dealer is any broker-dealer whose authorization to engage in the securities business is limited solely to the purchase and sale of investment company/variable contracts securities and direct participation program securities.

3 The term "Immediate family" includes the investor’s: (i) parents, (ii) mother-in-law or father-in-law. (iii) husband or wife, (iv) brother or sister, (v) brother-in-law or sister-in-law, (vi) son-in-law or daughter-in-law, (vii) children, and (viii) any other person who is supported, directly or indirectly, to a material extent by an officer, director, general partner, employee, agent of a broker-dealer or person associated with a broker-dealer.

4 A "collective investment account" is any hedge fund, investment corporation, or any other collective investment vehicle that is engaged primarily in the purchase and/or sale of securities. investment clubs (groups of individuals who pool their money to invest in stock or other securities and who are collectively responsible for making investment decisions) and family investment vehicles (legal entities that are beneficially owned solely by immediate family members (as defined above)) are not considered collective investment accounts.

5 The term “material” support” means directly or indirectly providing more than 25% of a person’s income in the prior calendar year or living in the same household with a member of one’s Immediate family.

___	(ix)
a person that (A) directly or indirectly owns 10% or more of a public reporting company listed, or required to be listed, in Schedule A of a Form BD or (B) directly or indirectly owns 25% or more of a public reporting company listed, or required to be listed in Schedule B of a Form BD, in each case (A) or (B), other than a reporting company that is listed on a national securities exchange or is traded on the Nasdaq National Market, or other than with respect to a limited business broker/dealer;

___	(x)
an immediate family member of a person described in (viii) or (ix) above. Under certain circumstances, if the undersigned places a check next to this category, he/she/it may be able to participate in New Issue investments. The Company may request additional information in order to determine the eligibility of the undersigned under this Restricted Person category;

___	(xi)	any entity (including a corporation, partnership, limited liability company, trust or other entity) in which any person or persons listed in (i)-(x) above has a beneficial interest[6]; or

___		None of the above categories apply and the undersigned is eligible to participate in New Issue securities.

PART B: DETERMINATION OF EXEMPTED ENTITY STATUS:
The undersigned is:
___	(i)
a publicly-traded entity (other than a broker-dealer or an affiliate of a broker-dealer, where such broker-dealer is authorized to engage in the public offering of New Issues either as a selling group member or underwriter) that is listed on a national securities exchange or traded on the Nasdaq National Market or is a foreign issuer whose securities meet the quantitative designation criteria for listing on a national securities exchange or trading on the Nasdaq National Market;

___	(ii)	an investment company registered under the Investment Company Act of 1940, as amended;

___	(iii)
a corporation, partnership, limited liability company, trust or any other entity (including a private investment vehicle such as a hedge fund or an offshore fund, or a broker-dealer organized as an investment partnership) and

(A) the beneficial interests of Restricted Persons do not exceed in the aggregate 10% of such entity; or
(B) such entity limits participation by Restricted Persons to not more than 10% of the profits and losses of New Issues;

____	(iv)	an investment company organized under the laws of a foreign jurisdiction and
(A) the investment company is listed on a foreign exchange or authorized for sale to the public by a foreign regulatory authority; and
(B) no person owning more than 5% of the shares of the investment company is a Restricted Person;

____	(v)
(A) an employee benefits plan under the U.S. Employee Retirement Income Security Act of 1974, as amended, that is qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and such plan is not sponsored solely by a broker-dealer, (B) a state or municipal government benefits plan that is subject to state and/or municipal regulation or (C) a church plan under Section 414(e) of the Code;

____	(vi)	a tax exempt charitable organization under Section 501(3) of the Code;

6 The term ‘beneficial interest” means any economic interest such as the right to share in gains or losses. The receipt of a management or performance based fee for operating a collective investment account, or other fee for acting in a fiduciary capacity, is not considered a beneficial interest in the account; however, if such fee is subsequently invested into the account (as a deferred fee arrangement or otherwise), it is considered a beneficial interest in that account.

___	(vii)	a common trust fund or similar fund as described in Section 3(a)(12)(A)(iii) of the Securities Exchange Act of 1934, as amended, and the Company
(A) has investments from 1,000 or more accounts, and
(B) does not limit beneficial interests in the Company principally to trust accounts of Restricted Persons; or

___	(viii)	an insurance company general, separate or investment account, and
(A) the account is funded by premiums from 1,000 or more policyholders, or, if a general account, the insurance company has 1,000 or more policyholders, and

(B) the insurance company does not limit the policyholders whose premiums are used to fund the account principally to Restricted Persons, or, if a general account, the insurance company does not limit its policyholders principally to Restricted Persons.

Please acknowledge that your answers to the foregoing questions are true and correct to the best of your information and belief by signing and dating this Questionnaire where indicated below. Please return the completed executed questionnaire via fax to The Loev Law Firm, PC at (713) 524-4122 as soon as possible.

If at any time you discover that your answer to any question was inaccurate, or if any event occurring after your completion hereof would require a change in your answer to any questions, please immediately contact The Loev Law Firm, PC at (713) 524-4110.

Date:                                                 , 2007

(Print name of selling stockholder)
By:
(Signature)
Name:
(Print name)
Title:

APPENDIX A
1.	Definition of “Beneficial Ownership”

(a)	A “Beneficial Owner” of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares:

(1)	Voting power which includes the power to vote, or to direct the voting of, such security; and/or
(2)	Investment power which includes the power to dispose, or direct the disposition of, such security.

Please note that either voting power or investment power, or both, is sufficient for you to be considered the beneficial owner of shares.
(b)
Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting such person of beneficial ownership of a security or preventing the vesting of such beneficial ownership as part of a plan or scheme to evade the reporting requirements of the federal securities acts shall be deemed to be the beneficial owner of such security.

(c)
Notwithstanding the provisions of paragraph (a), a person is deemed to be the “beneficial owner” of a security, if that person has the right to acquire beneficial ownership of such security within 60 days, including but not limited to any right to acquire: (A) through the exercise of any option, warrant or right; (B) through the conversion of a security; (C) pursuant to the power to revoke a trust, discretionary account or similar arrangement; or (D) pursuant to the automatic termination of a trust, discretionary account or similar arrangement; provided, however, any person who acquires a security or power specified in paragraphs (A), (B) or (C) above, with the purpose or effect of changing or influencing the control of the issuer, or in connection with or as a participant in any transaction having such purpose or effect, immediately upon such acquisition shall be deemed to be the beneficial owner of the securities which may be acquired through the exercise or conversion of such security or power.